UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 23, 2005

Commission File Number: 1-11008

CATALINA MARKETING CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	33-0499007
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

200 Carillon Parkway, St. Petersburg, Florida	33716-2325
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (727) 579-5000

N/A

(Former name or former address, if changed since last report):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

The Company has prepared materials (the “revised materials”) to be used in connection with meetings with investors commencing June 23, 2005. These revised materials are attached Exhibit 99.1. On May 26, 2005, Catalina Marketing Corporation (the “Company”) filed two Current Reports on Form 8-K, which included as attachments, materials that were presented in connection with a two-day investor conference hosted by the Company on May 25 and May 26, 2005 (the “prior materials”). Although the revised materials are not co-extensive with the prior materials, the revised materials supersede and replace the prior materials to the extent that they purport to represent the same type of information as the prior materials. It should be noted that the revised materials correct certain data presented in the prior materials.

The information in this Current Report, including the exhibits attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in this Current Report, including the exhibits, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits	99.1 – Materials presented by Catalina Marketing for Investor road show on June 23, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly authorized and caused the undersigned to sign this report on the registrant’s behalf.

June 23, 2005	CATALINA MARKETING CORPORATION
(Registrant)

/s/ Rick P. Frier
Rick P. Frier
Executive Vice President and Chief Financial Officer
(Authorized officer of Registrant and principal financial and accounting officer)

Exhibit Index

Exhibit Number	Description
99.1	Materials presented by Catalina Marketing for Investor road show on June 23, 2005